Significant Accounting Judgements, Estimates and Assumptions	12 Months Ended
Dec. 31, 2024
Significant Accounting Judgements, Estimates and Assumptions [Abstract]
Significant accounting judgements, estimates and assumptions
3.	Significant accounting judgements, estimates and assumptions

The preparation of the Group’s consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities, income taxes and the accompanying disclosures. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods. These include but are not limited to:

Impairment of property, plant and equipment

In the case of there being a trigger for a review of impairment, the Group performs a review on the carrying amounts of its property, plant and equipment to determine whether there is any indication of impairment at the reporting date. The Group particularly tests the net recoverable amounts of its internally generated assets to ensure that the costs of their production have not over-run their operational or commercial value.

During 2023, the Group recognised total impairment charges of €6.3 million relating to certain property, plant and equipment assets, including assets deemed unlikely to be used as intended and one energy production plant reclassified as held for sale. Impairment assessments were based on value-in-use calculations and fair value estimates, incorporating management’s assumptions regarding future cash flows and market conditions. All such assets were deconsolidated as a result of the insolvency proceedings.